Exhibit 10.5

                                LOCK UP AGREEMENT

 The undersigned hereby agrees, pursuant to Section 1(b)(5) of the Stock Purchase Agreement (the "Stock Purchase Agreement"), dated the date hereof, by and among Ezriel Silberberg and Isaac Liberman (collectively, the "Buyer"), and James B. Wiegand and Max Gould (collectively, the "Seller"), that for a period commencing on the date hereof and expiring one (1) year from the date hereof (the "Lock-up Period"), he, she, or it will not, directly or indirectly, without the prior written consent of Buyer, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute, or otherwise encumber or dispose of the Lock Up Shares (as defined in the Stock Purchase Agreement).

In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Lock-Up Shares with respect to any of the Lock-Up Shares registered in the name of the undersigned or beneficially owned by the undersigned, and the undersigned hereby confirms the undersigned's investment in the Company.

Dated: May ___, 2005


                                    /s/ Max Gould
                                    Name: Max Gould


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

                                LOCK UP AGREEMENT

 The undersigned hereby agrees, pursuant to Section 1(b)(5) of the Stock Purchase Agreement (the "Stock Purchase Agreement"), dated the date hereof, by and among Ezriel Silberberg and Isaac Liberman (collectively, the "Buyer"), and James B. Wiegand and Max Gould (collectively, the "Seller"), that for a period commencing on the date hereof and expiring one (1) year from the date hereof (the "Lock-up Period"), he, she, or it will not, directly or indirectly, without the prior written consent of Buyer, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute, or otherwise encumber or dispose of the Lock Up Shares (as defined in the Stock Purchase Agreement).

In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Lock-Up Shares with respect to any of the Lock-Up Shares registered in the name of the undersigned or beneficially owned by the undersigned, and the undersigned hereby confirms the undersigned's investment in the Company.

Dated: May ___, 2005


                                    /s/ James B. Wiegand
                                    Name: James B. Wiegand


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

                                LOCK UP AGREEMENT

 The undersigned hereby agrees, that for a period commencing on the date hereof and expiring one (1) year from the date hereof (the "Lock-up Period"), it will not, directly or indirectly, without the prior written consent of Akid Corporation, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute, or otherwise encumber or dispose of 225,000 of the shares of the common stock of Akid Corporation held by the undersigned (the "Lock Up Shares").

In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Lock-Up Shares with respect to any of the Lock-Up Shares registered in the name of the undersigned or beneficially owned by the undersigned, and the undersigned hereby confirms the undersigned's investment in the Company.

Dated: May ___, 2005

                              CORPORATE MANAGEMENT SERVICES, INC.

                              By: /s/ Mark Andrews
                                  -------------------------
                              Name: Mark Andrews
                              Title:Chief Executive Officer


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